UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 2021

TREPONT ACQUISITION CORP I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39745	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Embarcadero Center, Suite 1400 San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 (415) 295-4488

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary shares and one-half of one Warrant	TACA.U	The New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	TACA	The New York Stock Exchange

Warrants, each whole warrant exercisable for one share of Class A ordinary shares at an exercise price of $11.50 per share	TACA.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the Securities and Exchange Commission (“SEC”) together issued a statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “SEC Staff Statement”). The SEC Staff Statement, among other things, discussed potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings of special purpose acquisition companies, and similar to terms contained in the Warrant Agreement, dated December 1, 2020 (the “Warrant Agreement”), between Trepont Acquisition Corp I (the “Company”) and Continental Stock Transfer & Trust Company, as warrant agent.

In light of the SEC Staff Statement, the Company reevaluated the accounting treatment of (i) the 11,500,000 redeemable warrants (the “Public Warrants”) that were included as part of the units issued by the Company in its initial public offering (the “IPO”) and (ii) the 8,900,000 private placement warrants (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”) that were issued to the Company’s sponsor in a private placement that closed concurrently with the IPO, and determined to classify the Warrants as derivative liabilities measured at fair value, with changes in fair value each period being reported in earnings. While the Company has not generated any operating revenues to date and does not expect to generate any operating revenues until after completion of its initial business combination, the change in fair value of the Warrants is a non-cash charge and will be reflected in the Company’s statement of operations.

On May 17, 2021, the Company’s management and the Audit Committee of the Company’s board of directors (the “Audit Committee”), based on the recommendation of and after consultation with management and the audit committee, concluded that it is appropriate to restate certain items in (i) the Company’s previously issued audited balance sheet dated as of December 4, 2020, which was related to the Company’s IPO, and (ii) the Company’s previously issued audited financial statements as of December 31, 2020 and for the period from September 25, 2020 (inception) through December 31, 2020 (the “Relevant Period”). Considering such restatement, such audited financial statements should no longer be relied upon. The Company will file an amendment to its Annual Report on Form 10-K for the fiscal period ended December 31, 2020, which will include the restated audited financial statements for the Relevant Period.

Management has discussed the matters disclosed pursuant to this Item 4.02(a) with the Company’s independent auditors.

Going forward, unless the Company amends the terms of the Warrants, the Company expects to continue to classify the Warrants as liabilities, which would require the Company to incur the cost of measuring the fair value of the warrant liabilities.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or the future financial or operating performance of the Company. For example, statements about the expected timing of the completion of the business combination, the benefits of the business combination, the competitive environment, and the expected future performance (including future revenue, pro forma enterprise value, and cash balance) and market opportunities are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the ability to select an appropriate target business or businesses; (2) the ability to complete the initial business combination; (3) expectations around the performance of the prospective target business or businesses; (4) success in retaining or recruiting, or changes required in, the Company’s officers, key employees or directors following the initial business combination; (5) the Company’s officers and directors allocating their time to other businesses and potentially having conflicts of interest with the Company’s business or in approving the initial business combination; (6) the potential ability to obtain additional financing to complete the initial business combination; (7) the pool of prospective target businesses; (8) the ability to consummate an initial business combination due to the uncertainty resulting from the COVID-19 pandemic; (9) the ability of the Company’s officers and directors to generate a number of potential business combination opportunities; (10) the Company’s public securities’ potential liquidity and trading; (11) the lack of a market for the Company’s securities; (12) the use of proceeds not held in the trust account or available to the Company from interest income on the trust account balance; (13) the trust account not being subject to claims of third parties; (14) the Company’s financial performance following the IPO; and (15) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s registration statement on Form S-1, which was filed with the SEC on December 1, 2020, and Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, the Company does not undertake any duty to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2021

TREPONT ACQUISITION CORP I

By:	/s/ Ori Sasson
Name:	Ori Sasson
Title:	Chief Financial Officer